Exhibit 10.1
TENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
     This Tenth Amendment to Revolving Credit Agreement (“Amendment”) is made as of December 31, 2009 (“Effective Date”) among WCA WASTE CORPORATION, a Delaware corporation (“Borrower”) and COMERICA BANK, a Texas banking association (“Comerica”), in its capacity as Agent under the Credit Agreement, as defined below (in such capacity, “Agent”), and in its capacity as a Lender under the Credit Agreement and the “Lenders” from time to time party thereto (the “Lenders”).
PRELIMINARY STATEMENT
     The Borrower and Agent entered into a Revolving Credit Agreement dated July 5, 2006, as amended by Amendment to Revolving Credit Agreement dated as of July 28, 2006, Second Amendment to Revolving Credit Agreement dated as of September 25, 2006, Third Amendment to Revolving Credit Agreement dated as of November 20, 2006, Fourth Amendment to Revolving Credit Agreement dated as of January 24, 2007, Fifth Amendment to Revolving Credit Agreement dated as of March 13, 2007, Sixth Amendment to Revolving Credit Agreement dated as of July 27, 2007, Seventh Amendment to Revolving Credit Agreement dated as of December 27, 2007, Eighth Amendment to Revolving Credit Agreement dated as of October 22, 2008, and Ninth Amendment to Revolving Credit Agreement dated as of February 19, 2009 (“Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the Agent to Borrower (“Indebtedness”).
     Borrower, Agent and the Lenders constituting the Required Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.
AGREEMENT
     1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.
     2. Amendments.
          a. Schedule 7.14 of the Credit Agreement is hereby replaced with Schedule 7.14 attached hereto.
     3. Representations and Warranties. The Borrower represents, warrants, and agrees that:
          a. This Amendment may be executed in as many counterparts as Agent, the Lenders and the Borrower deem convenient, and shall become effective upon delivery to Agent of all executed counterparts hereof from Lenders constituting the Required Lenders and from Borrower and each of the Guarantors.
          b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.
          c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

          d. There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument.
          e. The Certificate of Incorporation, Amended and Restated Bylaws and Resolution and Incumbency Certificate of the Borrower delivered to Agent in connection with the Credit Agreement on or about July 5, 2006, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect; provided however that the Amended and Restated Bylaws have been amended and restated by the Second Amended and Restated Bylaws of the Borrower dated as of June 18, 2007.
     4. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.
     5. Other Modification. In executing this Amendment, the Borrower is not relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.
     6. Acknowledgment and Consent of Guarantors. By signing below, each of the Guarantors acknowledges and consents to the execution, delivery and performance of this Amendment.
     7. Expenses. Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.
[Signature Page Follows]

     This Tenth Amendment to the Revolving Credit Agreement is executed and delivered on the Effective Date.

COMERICA BANK, as Administrative Agent and Collateral Agent
By:	/s/ Michael R. Schmidt
Michael R. Schmidt
	Its:	Vice President

[Guaranty Bank Signature Page]
COMPASS BANK, successor in interest to GUARANTY BANK, as Syndication Agent and a Lender

By:	/s/
Its: Vice President

[Allied Irish Banks Signature Page]

ALLIED IRISH BANKS, plc, as a Lender
By:
Its:

By:
Its:

[Compass Bank Signature Page]

COMPASS BANK, as a Lender
By:	/s/
Its: Vice President

[Union Bank Signature Page]

UNION BANK, N.A., as a Lender
By:	/s/ Stephen W. Dunne
Its: Vice President

[Bank of Texas Signature Page]

BANK OF TEXAS, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeremy Jackson
Its: Vice President

[Mercantil CommerceBank Signature Page]

MERCANTIL COMMERCEBANK, NA, as a Lender
By:
Its:

By:
Its:

[Wachovia Bank Signature Page]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ John E. Elam, Jr.
Its: Senior Vice President

[Webster Bank Signature Page]

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stephen J. Corcoran
Its: Senior Vice President

WCA WASTE CORPORATION, as Borrower
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA HOLDINGS CORPORATION, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA WASTE SYSTEMS, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF ALABAMA, L.L.C., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA SHILOH LANDFILL, L.L.C., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WASTE CORPORATION OF KANSAS, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WASTE CORPORATION OF TENNESSEE, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

[Signatures Continue on the Following Page]

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF FLORIDA, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF CENTRAL FLORIDA, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

TRANSIT WASTE, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WASTE CORPORATION OF MISSOURI, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

EAGLE RIDGE LANDFILL, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA TEXAS MANAGEMENT GENERAL, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WASTE CORPORATION OF TEXAS, L.P., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

TEXAS ENVIRONMENTAL WASTE SERVICES, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA MANAGEMENT LIMITED, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA MANAGEMENT GENERAL, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA MANAGEMENT COMPANY, LP, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF NORTH CAROLINA, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

MATERIAL RECOVERY, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA WAKE TRANSFER STATION, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF HIGH POINT, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

MATERIAL RECLAMATION, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

BURNT POPLAR TRANSFER, L.L.C., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA CAPITAL, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WASTE CORPORATION OF ARKANSAS, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

TRANSLIFT, INC., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF ST. LUCIE, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF OKLAHOMA, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

AMERICAN WASTE, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

N.E. LANDFILL, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

PAULS VALLEY LANDFILL, LLC, as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

SOONER WASTE, L.L.C., as a Guarantor
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

RUFFINO HILLS TRANSFER STATION, LP
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

FORT BEND REGIONAL LANDFILL, LP
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF MASSACHUSETTS, LLC
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

WCA OF OHIO, LLC
By:	/s/ Joseph J. Scarano, Jr.
Its: Vice President

SCHEDULE 7.14
SUBSIDIARIES

Subsidiary	Chief Executive Office	Principal Location
WCA Holdings Corporation	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA Waste Systems, Inc.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

Waste Corporation of Arkansas, Inc.	One Riverway, Suite 1400	Rolling Meadows Landfill
	Houston, Texas 77056	RT. 1 Box 160X Hamric Rd.
Hazen, Arkansas 72064

Waste Corporation of Kansas, Inc.	One Riverway, Suite 1400	1150 East 700 Avenue
(formerly Oak Grove Landfill, Inc.)	Houston, Texas 77056	Arcadia, Kansas 66711

Waste Corporation of Missouri, Inc.	One Riverway, Suite 1400	2120 W. Bennett Street
	Houston, Texas 77056	Springfield, Missouri 65807

Waste Corporation of Texas, L.P.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA Capital, Inc.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA of Alabama, L.L.C.	One Riverway, Suite 1400	13737 Plant Road
	Houston, Texas 77056	Alpine, Alabama 35014

Waste Corporation of Tennessee, Inc.	One Riverway, Suite 1400	1550 Lamons Quarry Road
	Houston, Texas 77056	Knoxville, Tennessee 37932

WCA Texas Management General, Inc.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA Management Limited, Inc.	13737 Plant Road	13737 Plant Road
	Alpine, Alabama 35014	Alpine, Alabama 35014

WCA Management Company, L.P.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA Management General, Inc.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA Shiloh Landfill, L.L.C.	One Riverway, Suite 1400	223 Rock Quarry Road
	Houston, Texas 77056	Traveler’s Rest, SC 29690

Translift, Inc.	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

Texas Environmental Waste Services	One Riverway, Suite 1400	One Riverway, Suite 1400
LLC	Houston, Texas 77056	Houston, Texas 77056

Eagle Ridge Landfill, LLC	One Riverway, Suite 1400	13100 Hwy V V
	Houston, Texas 77056	Bowling Green, Missouri 63334

Transit Waste, L.L.C.	One Riverway, Suite 1400	203 Idaho Street, Bloomfield,
	Houston, Texas 77056	New Mexico 84713

WCA of North Carolina, L.L.C..	One Riverway, Suite 1400	421 Raleigh View Road
	Houston, Texas 77056	Raleigh, North Carolina 27610

WCA Wake Transfer Station, LLC	One Riverway, Suite 1400	9220 Durant Road
	Houston, Texas 77056	Raleigh, North Carolina 27616

WCA of High Point, LLC	One Riverway, Suite 1400	5830 Riverdale Drive
	Houston, Texas 77056	Jamestown, North Carolina 27282

Material Reclamation, LLC	One Riverway, Suite 1400	421 Raleigh View Road
	Houston, Texas 77056	Raleigh, North Carolina 27610

Material Recovery, LLC	One Riverway, Suite 1400	2600 Brownfield Road
	Houston, Texas 77056	Raleigh, North Carolina 27610

WCA of Florida, Inc.	One Riverway, Suite 1400	8001 Fruitville Road
	Houston, Texas 77056	Sarasota, Florida 34240

Subsidiary	Chief Executive Office	Principal Location
WCA of Central Florida, Inc.	One Riverway, Suite 1400	3400 U.S. Highway 17 North
	Houston, Texas 77056	Ft. Meade, Florida 33841

Transit Waste, L.L.C.	One Riverway, Suite 1400	203 Idaho Street
	Houston, Texas 77056	Bloomfield, New Mexico 87413

WCA of St. Lucie, LLC	One Riverway, Suite 1400	9901 Rangeline Road
	Houston, Texas 77056	Port St. Lucie, Florida 34945

WCA of Oklahoma, LLC	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

American Waste, LLC	One Riverway, Suite 1400	1001 South Rockwell Ave.
	Houston, Texas 77056	Oklahoma City, Oklahoma 77056

Pauls Valley Landfill, LLC	One Riverway, Suite 1400	1001 South Rockwell Ave.
	Houston, Texas 77056	Oklahoma City, Oklahoma 77056

N. E. Land Fill, LLC	One Riverway, Suite 1400	1001 South Rockwell Ave.
	Houston, Texas 77056	Oklahoma City, Oklahoma 77056

Sooner Waste, LLC	One Riverway, Suite 1400	1001 South Rockwell Ave.
	Houston, Texas 77056	Oklahoma City, Oklahoma 77056

Ruffino Hills Transfer Station, LP	One Riverway, Suite 1400	9720 Ruffino Road
	Houston, Texas 77056	Houston, Texas 77031

Fort Bend Regional Landfill, LP	One Riverway, Suite 1400	14115 Davis Estates Road
	Houston, Texas 77056	Needville, Texas 77461

Burnt Poplar Transfer, LLC	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA of Massachusetts, LLC	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

WCA of Ohio, LLC	One Riverway, Suite 1400	One Riverway, Suite 1400
	Houston, Texas 77056	Houston, Texas 77056

Champion City Recovery, LLC	One Riverway, Suite 1400	138 Wilder Street
	Houston, Texas 77056	Brockton, Massachusetts 02301

Boxer Realty Redevelopment, LLC	One Riverway, Suite 1400	138 Wilder Street
	Houston, Texas 77056	Brockton, Massachusetts 02301

Sunny Farms Landfill, LLC	One Riverway, Suite 1400	12500 West County Road 18
	Houston, Texas 77056	Fostoria, Ohio 44830

New Amsterdam & Seneca Railroad	One Riverway, Suite 1400	12500 West County Road 18
Company, LLC	Houston, Texas 77056	Fostoria, Ohio 44830

EXHIBIT “A”
CHECKLIST